     NOTICE OF GUARANTEED DELIVERY FOR NEWPORT NEWS SHIPBUILDING INC.

  This form or one substantially equivalent hereof must be used to accept the Exchange Offer relating to the $200,000,000 8 5/8% Senior Notes due 2006 (the "Old Senior Notes") and $200,000,000 9 1/4% Senior Subordinated Notes due 2006 (the "Old Senior Subordinated Notes," and, together with the Old Senior Notes, the "Old Notes") of Newport News Shipbuilding Inc. (the "Company") made pursuant to the Prospectus, dated February 11, 1997 (the "Prospectus") and the related Letter of Transmittal, if certificates for Old Notes of the Company are not immediately available or if the procedures for book-entry transfer in accordance with the Depository Trust Company's Automated Tender Offer Program ("ATOP") cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery on or prior to the Expiration Date to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                             THE BANK OF NEW YORK

     By Registered or                                    By Hand/Overnight
     Certified Mail:    By Facsimile Transmission:           Delivery:

                     (For Eligible Institutions Only)
                                (212) 571-3080


The Bank of New York                                 The Bank of New York [/R]
  101 Barclay Street--7E                                 101 Barclay Street

    New York, New York       Confirm by Telephone:    Corporate Trust Services
   Attn: Reorganization         (212) 815-6333                 Window
         Section                                            Ground Level
      Arwen Gibbens                                   New York, New York 10286
                                                        Attn: Reorganization
                                                              Section

                             For Information Call:
                                (212) 815-6333

  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

A.Principal Amount of Old Senior Notes
Tendered:*

  $ __________________________________

  Certificate Nos. (if available):
  ____________________________________
                                            If Old Senior Notes will be
                                            delivered by book-entry transfer
                                            to The Depository Trust Company in
  Total Principal Amount Represented        accordance with ATOP, provide
  by Old Senior Notes Certificate(s):       account number:

  $ __________________________________      Account Number ____________________

B.Principal Amount of Old Senior Subordinated Notes Tendered:*

  $ __________________________________

  Certificate Nos. (if available):
  ____________________________________
                                            If Old Senior Subordinated Notes
                                            will be delivered by book-entry
                                            transfer to The Depository Trust
                                            Company in accordance with ATOP,
  Total Principal Amount Represented        provide account number:
  by Old Senior Subordinated Notes
  Certificate(s):

  $ __________________________________      Account Number ____________________

--------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

-------------------------------------------------------------------------------
  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
-------------------------------------------------------------------------------

                               PLEASE SIGN HERE

X _____________________________________   -------------------------------------

X _____________________________________   -------------------------------------
 Signature(s) of Owner(s)                 Date
 or Authorized Signatory

Area Code and Telephone Number: _______________________________________________

  Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please print name(s) and address(es)

Name(s):
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
Capacity:
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
Address(es):
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                                   GUARANTEE

  The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to ATOP procedures and the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

-------------------------------------     -------------------------------------
            Name of Firm                          Authorized Signature

-------------------------------------     -------------------------------------
               Address                                    Title

-------------------------------------     Name: _______________________________
              Zip Code                           (Please Type or Print)

Area Code and Telephone No. _________     Dated: ______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3